Business and Presentation (Policies)	12 Months Ended
Dec. 31, 2014
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization, Consolidation, Basis of Presentation, Business Description and Accounting Policies [Policy Text Block]
Description of Business

At our 2014 Annual Meeting, our shareholders voted to approve the name change amendment to our Certificate of Incorporation. The new name of our Company is “Nuo Therapeutics, Inc.” and the name change was effective upon filing of the Certificate of Amendment to our Certificate of Incorporation in the State of Delaware. Nuo Therapeutics, Inc., formerly Cytomedix, Inc., (“Nuo Therapeutics,” the “Company,” “we,” “us,” or “our”) is a biomedical company marketing products within the U.S. and internationally. We commercialize innovative cell-based technologies that harness the regenerative capacity of the human body to trigger natural healing. The use of autologous from self-biological therapies for tissue repair and regeneration is part of a transformative clinical strategy designed to improve long term recovery in complex chronic conditions with significant unmet medical needs. Growth drivers in the U.S. include Medicare coverage for the treatment of chronic wounds under a National Coverage Determination when registry data is collected under Coverage with Evidence Development (“CED”), and a worldwide distribution and licensing agreement that allows our partner to promote the Angel System for all uses other than wound care.

Our current commercial offerings consist of point of care technologies for the safe and efficient separation of autologous blood and bone marrow to produce platelet based therapies or cell concentrates. We currently have two distinct platelet rich plasma (“PRP”) devices, the Aurix™  System (formerly known as the AutoloGelTM System) for wound care and the Angel ™ concentrated Platelet Rich Plasma (“cPRP”) System for orthopedics markets. Approximately 73% of our sales are in the United States, where we sell our products through direct sales representatives and distributors. Since August 8, 2013, Arthrex, Inc. (“Arthrex”), as our exclusive distributor for Angel, accounted for 100% of our Angel sales.

Since our inception, we have financed our operations by raising debt, issuing equity and equity-linked instruments, licensing arrangements, royalties, and product revenues. We have incurred, and continue to incur, recurring losses and negative cash flows. On March 31, 2014, we entered into a $35,000,000 convertible debt facility, $9,000,000 of which was funded on March 31, 2014 and the remaining $26,000,000 was funded on June 25, 2014. In addition, on March 31, 2014 we raised $2.0 million of gross proceeds from the sale of our common stock and warrants to an accredited investor (See Note 11 – Debt and Note 13 - Equity for additional details.) We used approximately $5.9 million of the net proceeds from these transactions to retire outstanding debt and interest, approximately $0.3 million to repay a portion of previously outstanding convertible debt and interest, and we converted approximately $3.1 million previously outstanding convertible debt and interest into common stock (See Note 11 - Debt for additional details.)

At December 31, 2014, we had approximately $15.9 million of cash on hand. Our operations are subject to certain risks and uncertainties including, among others, current and potential competitors with greater resources, dependence on significant customers, lack of operating history and uncertainty of future profitability and possible fluctuations in financial results. The accompanying consolidated financial statements have been prepared assuming that we will continue as a going concern, which contemplates continuity of operations, realization of assets, and satisfaction of liabilities in the ordinary course of business. The propriety of using the going-concern basis is dependent upon, among other things, the achievement of future profitable operations, the ability to generate sufficient cash from operations, and potential other funding sources, including cash on hand, to meet our obligations as they become due. We believe that our current resources, expected revenue from current products, including additional revenue expected to be generated from our increased marketing efforts, royalty revenue and license fee revenue will be adequate to maintain our operations through at least the end of 2015. Accordingly, management believes the going-concern basis is appropriate for the accompanying consolidated financial statements.

Basis of Accounting, Policy [Policy Text Block]
Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). In our opinion, the accompanying consolidated financial statements include all adjustments, consisting of normal recurring adjustments, which are necessary to present fairly our financial position, results of operations and cash flows. Certain prior period information has been reclassified to conform to the current period presentation.

Consolidation, Policy [Policy Text Block]
Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly-owned and controlled subsidiary. All significant inter-company accounts and transactions are eliminated in consolidation.

Use of Estimates, Policy [Policy Text Block]
Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. In the accompanying consolidated financial statements, estimates are used for, but not limited to, stock-based compensation, allowance for doubtful accounts, valuation of derivative liabilities, valuation and probability of contingent liabilities, fair value of long-lived assets, deferred taxes and associated valuation allowance, and the depreciable lives of fixed assets (including intangible assets and goodwill). Actual results could differ from those estimates.

Cash and Cash Equivalents, Policy [Policy Text Block]
Cash Equivalents

We consider all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents.

In connection with the Deerfield Facility Agreement (See Note 7 - Debt for additional details), the Company is required to maintain a compensating cash balance of $5,000,000 in deposit accounts subject to control agreements in favor of the lenders.

Approximately $15,486,000 and $2,667,000 held in financial institutions was in excess of FDIC insurance at December 31, 2014 and 2013 respectively.

Receivables, Policy [Policy Text Block]
Accounts Receivable and Credit Concentration

We generate accounts receivable from the sale of our products. Our trade receivables balance at December 31, 2014 was primarily from Arthrex (64%). In addition, Arthrex accounted for 91% and 47% of total products sales in 2014 and 2013, respectively. No other single customer accounted for more than 5% of total product sales.

We provide for a reserve against receivables for estimated losses that may result from a customer’s inability or unwillingness to pay. The allowance for doubtful accounts is estimated primarily based upon historical write-off percentages, known problem accounts, and current economic conditions. Accounts are written off against the allowance for doubtful accounts when we determine that amounts are not collectable. Recoveries of previously written-off accounts are recorded when collected. At December 31, 2014 and December 31, 2013, we maintained an allowance for doubtful accounts of $32,000 and $16,000, respectively.

We use single suppliers for several components of the Angel and Aurix™ product lines. We outsource the manufacturing of various products, including component parts for Angel, to contract manufacturers. While we believe these manufacturers to demonstrate competency, reliability and stability, there is no assurance that one or more of them will not experience an interruption or inability to provide us with the products needed to satisfy customer demand. Additionally, while most of the components of Aurix™ are generally readily available on the open market, a reagent, bovine thrombin, is available exclusively through Pfizer, with whom we have an established vendor relationship.

During 2014 and 2015, we devoted substantial resources to enhancing and improving the Angel Product Line to meet new and additional regulatory requirements. During the period that we have been implementing the modifications, we were unable to meet our customer’s demand for Angel devices. As a result, our sales were lower than expected and in addition, we incurred a charge to earnings of $600,000 during the year ended December 31, 2014, reflecting our expected costs for refurbishment and design improvements for the units in circulation. Although we believe that we have completed all the necessary design modifications to the Angel Products, we cannot be sure that we will not continue to experience delays and additional costs in the future.

Inventory, Policy [Policy Text Block]
Inventory

The Company’s inventory is produced by third party manufacturers and consists primarily of finished goods. Inventory cost is determined on a first-in, first-out basis and is stated at the lower of cost or net realizable value. The Company maintains an inventory of kits, reagents, and other disposables that have shelf lives that generally range from 18 months to five years. We provide for a reserve against inventory for estimated losses that may result in excess and obsolete inventory (i.e. from the expiration of products).

The Company’s reserve for expired inventory is estimated based upon the inventory’s remaining shelf life and our anticipated ability to sell such inventory, which is estimated utilizing historical usage and future forecasts, within its remaining shelf life. At December 31, 2014 and 2013 the Company maintained a reserve for expired and excess and obsolete inventory of $90,000 and $0, respectively. Expired products are segregated and used for demonstration purposes only; the Company records the associated expense for this reserve to cost of sales on the consolidated statement of operations.

Property, Plant and Equipment, Policy [Policy Text Block]
Property and Equipment

Property and equipment is stated at cost less accumulated depreciation and is depreciated, using the straight-line method, over its estimated useful life ranging from three to five years for all assets except for furniture, lab, and manufacturing equipment which is depreciated over seven and ten years, respectively. Leasehold improvements are stated at cost less accumulated depreciation and is depreciated, using the straight-line method, over the lesser of the expected lease term or its estimated useful life ranging from three to six years. Amortization of leasehold improvements is included in depreciation expense. Maintenance and repairs are charged to operations as incurred. When assets are disposed of, the cost and related accumulated depreciation are removed from the accounts and any gain or loss is included in other income (expense).

Centrifuges may be sold, leased, or placed at no charge with customers. Depreciation expense for centrifuges that are available for sale, leased, or placed at no charge with customers are charged to cost of sales. Angel centrifuges are sold directly to our worldwide distributor, Arthrex, and unless used for internal purposes, no longer recorded as property and equipment. When Angel centrifuges were sold to Arthrex for the year ended 2013, the net book value was charged to cost of sales. Depreciation expense for centrifuges used for sales and marketing and other internal purposes are charged to operations.

Property and equipment is reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. Recoverability measurement and estimating of undiscounted cash flows is done at the lowest possible level for which we can identify assets. If such assets are considered to be impaired, impairment is recognized as the amount by which the carrying amount of assets exceeds the fair value of the assets.

Exit Activities [Policy Text Block]
Exit Activities

On May 5, 2014, we announced preliminary efficacy and safety results of our RECOVER-Stroke Phase 2 clinical trial in patients with neurological damage arising from ischemic stroke and treated with ALD-401. Observed improvements in the primary endpoint (mean modified Rankin Score or mRS) of the trial were not clinically or statistically significant. In light of this outcome, we discontinued further funding of the ALD-401 development program, decided to close our facilities in Durham, NC, and terminated certain employees.

The discontinuance of this development program is considered an exit activity. As such, we recognized the following expenses in the second and third quarters of 2014:

	Quarter ended
	June 30, 2014	September 30, 2014

Severance costs	$320,000	$-
Loss on abandonment of lease	-	243,000
Loss on disposal of assets	-	132,000

Total	$320,000	$375,000

An accrual of approximately  $413,000 for the loss on abandonment of the lease, remained at December 31, 2014. The accrued loss will be amortized over the life of the lease against future rental payments made and sublet income payments received. Severance expense is classified as “salaries and wages” and the loss on abandonment and loss on disposal of assets is classified in “Other income (expense) Loss on disposal of fixed assets” in the accompanying consolidated statements of operations. The accrued loss on abandonment is included in accrued expenses and other liabilities in the accompanying  consolidated balance sheets.

Goodwill and Intangible Assets, Policy [Policy Text Block]
Intangible Assets and Goodwill

Intangible assets were acquired as part of our acquisition of the Angel business and Aldagen, and consist of definite-lived and indefinite-lived intangible assets, including goodwill.

Definite-lived intangible assets

Our definite-lived intangible assets include trademarks, technology (including patents) and customer relationships, and are amortized over their useful lives and reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. If any indicators were present, we test for recoverability by comparing the carrying amount of the asset to the net undiscounted cash flows expected to be generated from the asset. If those net undiscounted cash flows do not exceed the carrying amount (i.e., the asset is not recoverable), we would perform the next step, which is to determine the fair value of the asset and record an impairment loss, if any. We periodically reevaluate the useful lives for these intangible assets to determine whether events and circumstances warrant a revision in their remaining useful lives. During the second quarter of 2014, as a result of recent events and changes in circumstances, the Company performed an assessment of our trademarks and concluded that the carrying value of the trademarks was impaired. (See Note 8 — Goodwill and Identifiable Intangible Assets for additional details.)

Indefinite-lived intangible assets

We evaluate our indefinite-lived intangible asset, consisting solely of in-process research and development (“IPR&D”) acquired in the Aldagen acquisition, for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable, and at least on an annual basis on October 1 of each year, by comparing the fair value of the asset with its carrying amount. If the carrying amount of the intangible asset exceeds its fair value, we would recognize an impairment loss in the amount of that excess. During the second quarter of 2014 the Company performed an assessment of our IPR&D as of June 30, 2014, as a result of recent events and changes in circumstances, and concluded that the carrying value of the IPR&D was impaired. Our annual impairment evaluation of indefinite lived intangible assets was performed as of October 1, 2014, and it was determined that there was no additional impairment of the recorded balances. (See Note 8 — Goodwill and Identifiable Intangible Assets for additional details.)

Goodwill

Goodwill represents the purchase price of acquisitions in excess of the amounts assigned to acquired tangible or intangible assets and assumed liabilities. Amounts allocated to goodwill are tax deductible in all relevant jurisdictions. As a result of our acquisition of Aldagen in February 2012, we recorded goodwill of approximately $422,000. Prior to the acquisition of Aldagen, we had goodwill of approximately $707,000 as a result of the acquisition of the Angel business in April 2010.

We conduct an impairment test of goodwill on an annual basis as of October 1 of each year, and will also conduct tests if events occur or circumstances change that would, more likely than not, reduce the Company’s fair value below its net equity value impaired. The Company conducted an impairment test of our Goodwill as of June 30, 2014, as a result of recent events and changes in circumstances, and concluded that Goodwill was not impaired. (See Note 5 — Goodwill and Intangible Assets for additional details.) The Company also conducted an impairment test of our Goodwill as of October 1, 2014, and concluded that Goodwill was not impaired.

Conditionally Redeemable Common Stock, Policy [Policy Text Block]
Conditionally Redeemable Common Stock

The Maryland Venture Fund (“MVF,” part of Maryland Department of Business and Economic Development) has an investment in our common stock, and can require us to repurchase the common stock, at MVF’s option, upon certain events outside of our control; provided, however, that in the event that, at the time of either such event our securities are listed on a national securities exchange, the foregoing repurchase will not be triggered. MVF’s common stock are classified as “contingently redeemable common shares” in the accompanying consolidated balance sheets.

Income Tax, Policy [Policy Text Block]
Income Taxes

The Company accounts for income taxes using the asset and liability method. Under the asset and liability method, current income tax expense or benefit is the amount of income taxes expected to be payable or refundable for the current year. A deferred income tax asset or liability is recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credits and loss carryforwards. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Tax rate changes are reflected in income during the period such changes are enacted.

For the year ended December 31, 2014, the income tax provision relates exclusively to a deferred tax liability associated with the amortization of goodwill. The Company has analyzed filing positions in all of the federal and state jurisdictions where it is required to file income tax returns, as well as all open tax years in these jurisdictions. All tax years are subject to examination for the Company’s federal return due to our net operating loss carry-forward. The Company believes that its income tax filing positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position. Therefore, no reserves for uncertain income tax positions have been recorded.

The Company’s policy for recording interest and penalties associated with audits is to record such items as a component of income before taxes. There were no such items for 2014 and 2013.

Revenue Recognition, Policy [Policy Text Block]
Revenue Recognition

We recognize revenue when the four basic criteria for recognition are met: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services rendered; (3) consideration is fixed or determinable; and (4) collectability is reasonably assured.

Sales of products

We provide for the sale of our products, including disposable processing sets and supplies to customers. Revenue from the sale of products is recognized upon shipment of products to the customers. We do not maintain a reserve for returned products as in the past those returns have not been material and are not expected to be material in the future.

Usage or leasing of blood separation equipment

As a result of the acquisition of the Angel ™ business in 2010, we acquired various multiple element revenue arrangements that combine the (i) usage or leasing of blood separation processing equipment, (ii) maintenance of processing equipment, and (iii) purchase of disposable processing sets and supplies. We assigned these multiple element revenue arrangements to Arthrex on August 7, 2013. (See Note 3 — Distribution and License Agreement with Arthrex for additional details.) Under these arrangements, the total arrangement consideration was allocated to the various elements based on their relative estimated selling prices. The usage of the blood separation processing equipment was accounted for as an operating lease; since customer payments were contingent upon the customer ordering new products, rental income was recorded following the contingent rental method when rental income was earned and collectability was reasonably assured. The sale of disposable processing sets and supplies and maintenance were deemed a combined unit of accounting; since (a) any consideration for disposable processing sets and supplies and maintenance was contingent upon the customer ordering additional disposable processing sets and supplies and (b) both the disposable products and maintenance services were provided over the same term, we recognized revenue for this combined unit of accounting following the contingent revenue method at the time disposable products were delivered based on prices contained in the agreement.

Percentage-based fees on licensee sales of covered products are generally recorded as products are sold by licensees and are reflected as “Royalties” in the consolidated statements of operations. Direct costs associated with product sales and royalty revenues are recorded at the time that revenue is recognized.

Deferred revenue at December 31, 2014 consists of prepaid licensing revenue of approximately $1,442,000. Revenue of approximately $402,000 related to the prepaid license was recognized during the year ended December 31, 2014. On January 1, 2013 a medical device excise tax came into effect that required manufacturers to pay tax of 2.3% on the sale of certain medical devices. We report the medical device excise tax on a gross basis, recognizing the tax as both revenue and cost of sales.

Segment Reporting, Policy [Policy Text Block]
Segments and Geographic Information

We operate in one business segment. Approximately 27% and 9% of our product sales were generated outside of the United States for the years ended December 31, 2014 and 2013, respectively.

Research and Development Expense, Policy [Policy Text Block]
Research and Development Expenses

Research and development costs are expensed as incurred and primarily consist of expenses relating to product development. Research and development costs do not include salaries and wages, which are included in “Salaries and Wages” in the Consolidated Statements of Operations, and the allocation of overhead and other indirect costs, which are included in the “Consulting expenses” and “General and Administrative expenses” lines in the Consolidated Statements of Operations.

Share-based Compensation, Option and Incentive Plans Policy [Policy Text Block]
Stock-Based Compensation

The Company, from time to time, may issue stock options or stock awards to employees, directors, consultants, and other service providers under its 2002 Long-Term Incentive Plan (“LTIP”) or 2013 Equity Incentive Plan (“EIP”). In some cases, it has issued compensatory warrants to service providers outside the LTIP or EIP (See Note 13 – Equity for additional details).

All equity-based compensation is estimated on the issuance date of grant using the Black-Scholes-Merton option-pricing formula. The assumptions used in the model for the LTIP and EIP are summarized in the following table:

	2014	2013
Risk free rate	0.1-1.7%	0.4-1.4%
Weighted average expected years until exercise	6.3	5.9
Expected stock volatility	118-127%	96-135%
Dividend yield	—	—

For stock options, expected volatilities are based on historical volatility of the Company’s stock. Company data was utilized to estimate option exercises and employee terminations within the valuation model for the year ended December 31, 2014 and peer company data to estimate option exercises and employee terminations within the valuation model for the year ended December 31, 2013. Expected years until exercise represents the period of time that options are expected to be outstanding. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. The Company estimated that the dividend rate on its Common stock will be zero.

The fair value of stock options or compensatory warrants issued to service providers utilizes the same methodology with the exception of the expected term. For these awards to non-employees, the Company estimates that the options or warrants will be held for the full term.

Stock-based compensation for awards granted to non-employees is periodically remeasured as the underlying options and warrants vest. The Company recognizes an expense for such awards throughout the performance period as the services are provided by the non-employees, based on the fair value of these options and warrants at each reporting period.

The Company estimates the fair value of stock awards based on the closing market value of the Company’s stock on the date of grant.

Earnings Per Share, Policy [Policy Text Block]
Basic and Diluted Earnings (Loss) per Share

Basic earnings (loss) per share is computed by dividing net income (loss) available to common shareholders by the weighted average number of shares of common stock outstanding during the period.

For periods of net income, and when the effects are not anti-dilutive, diluted earnings per share is computed by dividing net income available to common shareholders by the weighted-average number of shares outstanding plus the impact of all potential dilutive common shares, consisting primarily of common stock options and stock purchase warrants using the treasury stock method, and convertible preferred stock and convertible debt using the if-converted method.

For periods of net loss, diluted loss per share is calculated similarly to basic loss per share because the impact of all dilutive potential common shares is anti-dilutive. The total number of anti-dilutive shares, common stock options, warrants exercisable for common stock, convertible preferred stock and convertible debt, which have been excluded from the computation of diluted earnings (loss) per share, were 200,989,054 and 61,134,957 for the years ended December 31, 2014 and 2013, respectively.

Defined Contribution Plan [Policy Text Block]
Defined Contribution Plans

The Company sponsors a defined contribution plan under Section 401(k) of the Internal Revenue Code covering substantially all full-time U.S. employees. Employee contributions are voluntary and are determined on an individual basis subject to the maximum allowable under federal tax regulations. Participants are always fully vested in their contributions. The Company makes employer matching contributions, which also vest immediately. This plan is designated as a “Safe Harbor” plan. During 2014 and 2013, the Company contributed approximately $175,000 and $164,000 in cash to the plan.

New Accounting Pronouncements, Policy [Policy Text Block]
Recent Accounting Pronouncements

ASU No. 2014-09, “Revenue from Contracts with Customers (Topic 606).” The Financial Accounting Standards Board (FASB or Board) and the International Accounting Standards Board (IASB) (collectively, the Boards) jointly issued a long-awaited standard that will supersede virtually all of the revenue recognition guidance in U.S. GAAP. The FASB issued Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers (Topic 606). The FASB has set an effective date of fiscal years beginning after December 15, 2016. Early adoption is not permitted for public entities. FASB ASU No. 2014-09 will amend FASB Accounting Standards Codification™ (ASC) by creating Topic 606, Revenue from Contracts with Customers and Subtopic 340-40, Other Assets and Deferred Costs—Contracts with Customers. This document reorganizes the guidance contained in FASB ASC 606 (revenue recognition standard), to follow the five step revenue recognition model along with other guidance impacted by this standard. The potential effects of the adoption of ASU 2014-09, Topic 606 on our results of operations and the Company’s consolidated financial statements have not been determined at this time.

ASU No. 2014-15, “Presentation of Financial Statements - Going Concern (Subtopic 205-40) - Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern.” Under generally accepted accounting principles (GAAP), continuation of a reporting entity as a going concern is presumed as the basis for preparing financial statements unless and until the entity’s liquidation becomes imminent. Preparation of financial statements under this presumption is commonly referred to as the going concern basis of accounting. Previously, there was no guidance in GAAP about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern or to provide related footnote disclosures. FASB issued ASU 2014-15 to provide guidance in GAAP about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and to provide related footnote disclosures. In doing so, the amendments should reduce diversity in the timing and content of footnote disclosures. The amendments in this Update are effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Early application is permitted. The Company is currently evaluating the impact, if any, that the adoption will have on its consolidated financial statements.

ASU No. 2014-16, “Derivatives and Hedging (Topic 815) – Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share Is More Akin to Debt or to Equity.” There are predominantly two methods used in current practice by issuers and investors in evaluating whether the nature of the host contract within a hybrid financial instrument issued in the form of a share is more akin to debt or to equity. Additionally, there is diversity in practice with respect to the consideration of redemption features in relation to other features when determining whether the nature of a host contract is more akin to debt or to equity. The objective of this update is to eliminate the use of different methods in practice and thereby reduce existing diversity under GAAP in the accounting for hybrid financial instruments issued in the form of a share. The amendments in this Update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015. Early adoption, including adoption in an interim period, is permitted. If an entity early adopts the amendments in an interim period, any adjustments shall be reflected as of the beginning of the fiscal year that includes that interim period. The Company is currently evaluating the impact, if any, that the adoption will have on its consolidated financial statements.